UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2024

Invitation Homes Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38004	90-0939055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5420 LBJ Freeway, Suite 600

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 421-3600

(Registrant’s phone number, including area code)

1717 Main Street, Suite 2000

Dallas, TX 75201

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	INVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 14, 2024, Invitation Homes Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3, which became automatically effective upon filing and replaced the Company’s previous automatic shelf registration statement on Form S-3 (File No. 333-258290) filed with the SEC on July 30, 2021. In connection with the filing of the new automatic shelf registration statement, the Company also filed with the SEC a new prospectus supplement, dated June 14, 2024, with respect to the Company’s existing at-the-market program (the “ATM program”). Under the ATM program, the Company may, from time to time, offer and sell shares of its common stock having an aggregate offering price of up to $1,250,000,000. To date, approximately $1,150,000,000 remains unsold under the ATM program. For additional information, please refer to the Company’s Current Report on Form 8-K, filed with the SEC on December 20, 2021.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Form of Distribution Agreement, dated as of December 20, 2021 (incorporated by reference to Exhibit 1.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 20, 2021)

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

Date: June 14, 2024	By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and
Chief Legal Officer